Exhibit 10.1

FIRST AMENDMENT

TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of December 17, 2007 (the “Effective Date”), by and among HELMERICH & PAYNE INTERNATIONAL DRILLING CO., a Delaware corporation (the “Borrower”), HELMERICH & PAYNE, INC., a Delaware corporation (the “Parent”), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as Lender (the “Lender”), with reference to the following:

RECITALS

A.            The Borrower, the Parent and the Lender are parties to that certain First Amended and Restated Credit Agreement dated December 18, 2006 (hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall also govern the construction and interpretation of this Amendment.

B.            Pursuant to the Credit Agreement, the Lender established the Facility in favor of the Borrower.

C.            At the Parent and the Borrower’s request, the Lender has agreed to extend the availability of the Facility to December 15, 2008, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

1.             EXTENSION OF THE FACILITY.  As of the Effective Date, the Revolving Commitment Termination Date is extended to December 15, 2008, and the definition of “Revolving Commitment Termination Date” appearing in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“Revolving Commitment Termination Date” means December 15, 2008.

2.             REPRESENTATIONS AND WARRANTIES.  The Borrower and the Parent confirm that all representations and warranties made by them in Article VI of the Credit Agreement are, and will be on the Effective Date, true and correct.  All representations and warranties of the Borrower and the Parent contained in the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment.

3.             GENERAL.

A.            Effect of Amendment.  The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement.  Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof.  In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement or any other Credit Document, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment.  All references to the “Credit Agreement” appearing in any of the Credit Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.  The Borrower and the Parent each hereby reaffirm all Credit Documents to which it is a party, and acknowledge that such Credit Documents will continue in full force and effect, unabated and uninterrupted, and will remain its valid and binding obligations, enforceable in accordance with their terms.

B.            No Course of Dealing.  This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender’s part to grant other or future extensions or modifications, should any be requested.

C.            Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

D.            Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

E.             Reimbursement of Expenses. The Borrower and the Parent agree, jointly and severally, to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Lender, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

F.             Counterpart Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof and all of which shall be but one and the same original instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE TO FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written, effective as of the Effective Date.

BORROWER:	HELMERICH & PAYNE INTERNATIONAL
DRILLING CO.,
a Delaware corporation

By: /s/ Douglas E. Fears
Name: Douglas E. Fears
Title: Executive Vice President

PARENT:	HELMERICH & PAYNE, INC.,
a Delaware corporation

By: Douglas E. Fears
Name: Douglas E. Fears
Title: Vice President

LENDER:	BANK OF OKLAHOMA, NATIONAL
ASSOCIATION

By: Kristin A. McCoy
Name: Kristin A. McCoy
Title: Asst. Vice President